SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers RREEF Global Natural Resources ETF (NRES)

The following information supplements existing disclosure under the “Portfolio Managers” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus and the summary section of the fund’s prospectus, and under the “MANAGEMENT” heading in the “FUND DETAILS” section of the fund’s prospectus:
The following individuals are portfolio managers for the fund: John W. Vojticek, Eugene Bidchenco, Taylor Smith, Patrick Dwyer (on temporary personal leave), Shlomo Bassous, Ashif Shaikh and Daniel Park. All other information regarding the fund’s portfolio managers remains the same.
Please Retain This Supplement for Future Reference
February 23, 2026
PROSTKR26-10